Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of SATIVUS TECH CORP. (the “Company”) on Form 10-Q for the quarter ending September 30th, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Gadi Levin, Chief Financial Officer (Principal Financial Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-Q for the quarter ending September 30th, 2023, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the quarter ending September 30th, 2023, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2023	By:	/s/ Gadi Levin
Gadi Levin
Chief Financial Officer SATIVUS TECH CORP.

Such Quarterly Report on Form 10-Q for the quarter ending June 30th, 2023, fully complies with the requirements of section

13(a) or 15(d) of the Securities Exchange Act of 1934; and